UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 16, 2004

                                 CIT GROUP INC.
             (Exact name of registrant as specified in its charter)

         Delaware                       001-31369                 65-1051192
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
              (Address of registrant's principal executive office)

        Registrant's telephone number, including area code (973) 740-5000

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

This Current Report on Form 8-K includes as an exhibit a press release, dated August 17, 2004, reporting that the Board of Directors of CIT Group Inc. elected Frederick Wolfert Vice Chairman, Commercial Finance, effective September 13, 2004. The press release is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

      99.1  Press release issued by CIT Group Inc. on August 17, 2004.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CIT GROUP INC.
                                                 (Registrant)

                                                 By: /s/ William J. Taylor
                                                     --------------------------
                                                     William J. Taylor
                                                     Executive Vice President &
                                                     Controller
                                                     (Chief Accounting Officer)

Dated: August 17, 2004


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